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                                                                    EXHIBIT 99.1

                             JOHNSON CONTROLS, INC.
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

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                                                                                    SEPTEMBER 30,
(IN MILLIONS, EXCEPT PAR VALUE AND SHARE DATA)                                   2002              2001
                                                                             ------------      ------------
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ASSETS

Cash and cash equivalents                                                    $      262.0      $      374.6
Accounts receivable, less allowance for doubtful
   accounts of $44.8 and $28.1, respectively                                      3,064.3           2,673.4
Costs and earnings in excess of billings on uncompleted contracts                   333.4             254.9
Inventories                                                                         653.6             577.6
Other current assets                                                                632.9             663.5
                                                                             ------------      ------------
   Current assets                                                                 4,946.2           4,544.0
                                                                             ------------      ------------

Property, plant and equipment - net                                               2,445.5           2,379.8
Goodwill - net                                                                    2,754.6           2,247.3
Other intangible assets - net                                                       243.5             135.9
Investments in partially-owned affiliates                                           347.4             300.5
Other noncurrent assets                                                             428.1             304.0
                                                                             ------------      ------------
Total assets                                                                 $   11,165.3      $    9,911.5
                                                                             ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Short-term debt                                                              $      105.3      $      379.9
Current portion of long-term debt                                                    39.9              45.3
Accounts payable                                                                  2,789.1           2,437.3
Accrued compensation and benefits                                                   506.6             436.3
Accrued income taxes                                                                182.7             137.8
Billings in excess of costs and earnings on uncompleted contracts                   190.8             163.0
Other current liabilities                                                           991.8             980.1
                                                                             ------------      ------------
   Current liabilities                                                            4,806.2           4,579.7
                                                                             ------------      ------------

Long-term debt                                                                    1,826.6           1,394.8
Postretirement health and other benefits                                            170.5             162.5
Minority interests in equity of subsidiaries                                        189.0             207.3
Other noncurrent liabilities                                                        673.3             581.8
                                                                             ------------      ------------
   Long-term liabilities                                                          2,859.4           2,346.4
                                                                             ------------      ------------

Preferred stock, $1.00 par value
  shares authorized: 2,000,000
  shares issued and outstanding: 2002 - 202.646; 2001 - 240.716                     103.8             123.2
Common stock,$.16 2/3 par value
  shares authorized: 300,000,000
  shares issued: 2002 - 89,594,686; 2001 - 89,078,471                                14.9              14.8
Capital in excess of par value                                                      690.0             646.1
Retained earnings                                                                 2,994.0           2,517.9
Treasury stock, at cost (2002 - 714,637 shares; 2001 - 1,579,636 shares)            (12.0)            (25.6)
Employee stock ownership plan - unearned compensation                               (44.6)            (63.3)
Accumulated other comprehensive loss                                               (246.4)           (227.7)
                                                                             ------------      ------------
   Shareholders' equity                                                           3,499.7           2,985.4
                                                                             ------------      ------------

Total liabilities and shareholders' equity                                   $   11,165.3      $    9,911.5
                                                                             ============      ============
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